UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2010

__________

Z TRIM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Illinois	001-32134	36-4197173
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)

Registrant’s telephone number, including area code: (847) 549-6002

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                Other Events

This Form 8-K provides the consent of our independent auditors, M&K CPAs, LLC to the incorporation by reference in our Registration Statement on Form S-8 (No. 333-127754) of its reports dated April 9, 2010, relating to the consolidated financial statements of Z Trim Holdings, Inc.

EXHIBITS

23.1  Consent of M&K CPAs, LLC
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Z TRIM HOLDINGS, INC.

Date: December 15, 2010	By:	/s/ Steve Cohen
Name: Steve Cohen
Title: President